                                                                   EXHIBIT 10.25
                                  AGREEMENT AND

                              CONSENT TO ASSIGNMENT

     This Agreement and Consent to Assignment (this "Consent Agreement") by and among 63 Madison Associates, L.P., a Delaware limited partnership, having an office address c/o George Comfort & Sons, Inc., 200 Madison Avenue, New York, New York 10016, ("Landlord"), ZD Inc., a Delaware corporation, having an office address at 28 East 28th Street, Avenue, New York, New York 10016 ("Assignor"), and Ziff Davis Publishing Inc., a Delaware corporation, qualified to do business in the State of New York and having an office address c/o Willis Stein & Partners II, L.P., 227 West Monroe Street, Chicago, Illinois 60606 ("Assignee").

                              W I T N E S S E T H:

     WHEREAS, Assignor desires that Landlord grant its consent to a certain Assignment and Assumption of Lease of even date herewith (the "Assignment") (in the form which is annexed hereto as Exhibit A and made a part hereof), between Assignor and Assignee demising Concourse Level "B-2" and the 8th, 9th, 10th, 11th, 12th, 13th, 14th and 15th floors of the building (the "Building") known as 63 Madison Avenue, New York, New York, now leased and demised by Landlord to Assignor pursuant to that certain lease dated as of January 15, 1998 between Landlord and Ziff-Davis Inc., Assignor's predecessor-in-interest, as amended by letter agreement dated September 23, 1999 between Landlord and Assignor (collectively, as the same may hereafter be amended or extended, the "Lease");

     WHEREAS, Ziff-Davis, Inc., a Delaware corporation, having an office at 28 East 28th Street, New York, New York 10016 ("Guarantor") has executed and delivered that certain Guaranty dated May 4, 1998 (the "Guaranty") with respect to the Lease;

     WHEREAS, as a condition to this Consent Agreement, (A) Landlord, assignor and Guarantor are entering into an agreement of even date herewith with respect to inter alia certain corporate covenants and a letter of credit (the "Agreement") and (B) Assignor and Assignee are to cause opinion letters to be delivered to Landlord from their respective counsel simultaneously herewith (the Agreement, letter of credit, opinion letters and other documents relating to the transaction anticipated hereby, the "Related Documents").


     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord consents to the Assignment, subject to the following terms and conditions, and in addition, the parties agree as follows:

     1. All capitalized terms used herein but not otherwise defined herein shall have the respective meanings ascribed to them in the Lease.

     2. Landlord hereby waives any Recapture Option it any have solely in connection with the Assignment and any obligation of Assignor to send a Recapture Offer solely in connection with the Assignment.

     3. Any and all notices of default which Landlord gives to Assignee under the Lease shall simultaneously be given to Assignor at its address first above written, Attention: President, in the manner required of notices under the Lease. Assignor may designate in the manner provided in the Lease a different address or addresses for communications intended for it.

     4. Landlord and Assignor hereby certify to each other and to Assignee, with the knowledge that all the parties are relying upon the accuracy of such certification, that (a) the Lease is unmodified and in full force and effect;
(b) the term of the Lease commenced on January 15, 1998 and will expire on July 31, 2019, unless sooner terminated in accordance with the provisions of the Lease; (c) Fixed Rent has been paid through March 31, 2000 (a check for April, 2000 has been received but is subject to collection) and all additional rent, to the extent billed by Landlord, has been paid; (d) Assignor did not heretofore deposit any security under the Lease; (e) neither Landlord nor Assignor is in default under the Lease; and (f) to the best to Assignor's and Landlord's actual knowledge as of the date hereof, no event has occurred and no condition exists which, with the giving of notice or the passage of time or both, will constitute a default under the Lease by Landlord or Assignor. This paragraph shall not release Assignor form any obligations or liabilities accruing before the date of the Assignment.

     5. Nothing in the Assignment or herein contained shall be construed to modify, waive, impair or affect any of the provisions, covenants, agreements, terms or conditions in the Lease (except as may be herein expressly provided), or to waive any breach thereof, or any right of Landlord against any person, firm, association or corporation liable or responsible for the performance thereof, or to enlarge or increase Landlord's obligations under the Lease, and all provisions, covenants, agreements, terms and conditions of the Lease are hereby mutually declared to be in full force and effect.

     6. Landlord's consent to the Assignment shall not be assignable.

     7. A. Subject to Article 11(H) of the Lease, Assignor shall be and remain jointly and severally primarily liable and responsible for the due keeping, performance and observance of all the provisions, covenants, agreements, terms and conditions set forth in the Lease on the part of the tenant to be kept, performed and observed and for the payment of the rent, additional rent and all other sums now and/or hereafter becoming payable thereunder, expressly including as such (but not limited to) additional rent, adjustment of rent, and any and all charges for any property, material, labor, utility or other similar or dissimilar services rendered or supplied or furnished by Landlord or others in, or in connection with, the premises demised under the Lease, whether for or at the request of Assignor or Assignee. Notwithstanding the foregoing and anything in the Lease to the contrary, Assignor shall be released from all liability under the Lease, and Guarantor shall be released of all liability under the Guaranty and Guarantor's guaranty with respect to this Consent Agreement, in each case solely with respect to obligations arising under the Lease after the last day of the initial term thereof, except for those obligations arising under
Article 47 of the Lease in the event Assignee fails to extend the initial term of the Lease.

     B. Anything in the Lease to the contrary notwithstanding, Assignee shall not have the right to exercise its options to extend the term of the Lease Pursuant to Article 53 thereof unless (i) the net worth, cash flow and overall creditworthiness of Assignee, as of the date of Assignee's exercise of any such extension option and as of the first day of the applicable extension term, shall be satisfactory to Landlord and any mortgagee of the Building in their sole and absolute discretion or (ii) Assignee's obligations under the Lease for such extension term are to be guaranteed by an entity with a net worth, cash flow and overall creditworthiness, as of the date of Assignee's exercise of such extension option and as of the first day of the applicable extension term, satisfactory to Landlord and any mortgagee of the Building in their sole and absolute discretion.

     C. All parties hereto agree that, notwithstanding anything herein to the contrary, the release of Guarantor's liability under the Guaranty pursuant to the last sentence of paragraph 7.A hereof shall be subject to the consent of the holder of any mortgage of the Building, and, if such consent is not obtained, Assignee shall have no right to extend the term of the Lease pursuant to Article 53 thereof.

     8. The Assignment shall be subject and subordinate at all times to the Lease, and to all of the provisions, covenants, agreements, terms and conditions of the Lease, this Consent Agreement and the Agreement, and neither Assignor nor Assignee shall do or permit anything to be done in connection with its occupancy of the premises demised under the Lease which might or would violate any of said provisions, covenants, agreements, terms and conditions.

     9. A. This Consent Agreement shall not be construed as a consent by Landlord to, or as permitting, any other or further assignment by either Assignor or Assignee, and no sublease of the premises demised under the Lease or any part thereof and no other or further assignment of the Lease will be made by Assignor or Assignee without Landlord's prior written consent in each instance, except as specifically otherwise provided in the Lease.

     B. The parties expressly agree that Article 11(U) of the Lease shall be deemed modified as of the date hereof by the addition of the following sentence:

     "The rights of Tenant to permit occupancy pursuant to this Paragraph (U) (i) to and including March 31, 2001 shall be limited to 80,000 square feet in the aggregate and (ii) thereafter shall be limited to 40,000 square feet in the aggregate, in each case exclusive of any space on the 10th and 15th floors of the Building subleased to Softbank Inc. and/or Ziff-Davis Inc. and any portion of such floors occupied by one or more business affiliates of Softbank Inc. and/or Ziff-Davis Inc. This Paragraph 11(U) shall not serve as a basis to assign the Lease or avoid the restrictions of this Lease with respect to assignment."

     C. The parties acknowledge that the Assignment is subject to two subleases, the first dated March 10, 2000 between Assignor and Ziff-Davis Inc. covering the entire 10th floor in the Building and the second dated March 16, 2000 between Assignor and Softbank Inc. covering the entire 15th floor in the Building. Assignor represents that (i) each of such subtenants is a "related corporation" as defined in Article 11(N) of the Lease, and (ii) the provisions of Article 11(J) are applicable and binding on each subtenant.

     10. The submission of this Consent Agreement shall not be effective nor shall Assignor or Assignee have any rights with respect hereto unless and until
(a) Landlord shall have executed and delivered a counterpart hereof to all parties hereto and (b) all conditions precedent to the effectiveness of the Related Documents have been satisfied.

     11. Assignor and Assignee covenant and agree to indemnify and hold Landlord harmless against any and all claims for (a) brokerage commissions in connection with the transactions recited herein and this Consent Agreement and (b) all attorneys' fees and disbursements incurred by Landlord in connection with this Consent Agreement, the Agreement and the Related Documents, the negotiation and preparation thereof and their enforcement. All sums payable hereunder shall be deemed additional rent under the Lease and payable promptly upon rendition of a bill therefor.

     12. Assignee hereby assumes and agree to be bound by all of the terms, covenants, conditions, provisions and agreements of the Lease, as amended hereby, on the tenant's part to be kept and performed under the Lease, as amended hereby, accruing on and after the date hereof.

     13. Assignee shall use and occupy the Premises for the permitted use specified in Article 2 of the Lease and for no other purpose.

     14. Assignor and Assignee agree that Landlord's acceptance from time to time of any monies, (including any checks), and/or any performance under the Lease, from Assignor or Assignee shall not be deemed a waiver by Landlord of any of the terms, covenants, conditions, provisions or agreements of the Lease, nor be deemed to constitute a release by Landlord, in whole or in part, of the liability of the then "tenant" under the Lease, nor be deemed to confer upon any such party the status of "tenant" under the Lease, except the then "tenant" thereunder.

     15. This Consent Agreement may not be changed orally, but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

     16. This Consent Agreement shall be construed, interpreted and applied in accordance with, and shall be governed by, the laws applicable in the State of New York.

     17. This Consent Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     18. Except as otherwise specifically provided herein, the terms, covenants and conditions contained in this Consent Agreement shall bind and inure to the benefit of the parties hereto and their respective heirs, successors, executors, administrators and, except as provided in the Lease and this Consent Agreement, their respective assigns.

     IN WITNESS WHEREOF, the parties have executed this Consent Agreement on the date set forth below next to their respective signatures and this Consent Agreement shall be effective as of such date.

         LANDLORD:         63 MADISON ASSOCIATES, L.P.

                           By: Comfort 63 Madison, Inc., a general partner


                                  By:    /s/ PETER S. DUNCAN
                                         ---------------------------------------
                                  Name:  Peter S. Duncan
                                         ---------------------------------------
                                  Title: President
                                         ---------------------------------------


                           By: Loeb Partners Realty and Development Corp.,
                                 a general partner


                                 By:     /s/ JOSEPH S. LESSER
                                         ---------------------------------------
                                 Name:   Joseph S. Lesser
                                         ---------------------------------------
                                 Title:  President
                                         ---------------------------------------


                           Date April 4, 2000

         ASSIGNOR:         ZD INC.


                           By:    /s/ J. MALCOLM MORRIS
                                  ----------------------------------------------
                           Name:  J. Malcolm Morris
                                  ----------------------------------------------
                           Title: Senior Vice President
                                  ----------------------------------------------


                           Date April 4, 2000


         ASSIGNEE:         ZIFF DAVIS PUBLISHING INC.


                           By:    /s/ DANIEL H. BLUMENTHAL
                                  ----------------------------------------------
                           Name:  Daniel H. Blumenthal
                                  ----------------------------------------------
                           Title: President
                                  ----------------------------------------------


                           Date April 4, 2000

STATE OF NEW YORK  )
                   ) SS.:
COUNTY OF NEW YORK )

     On the 4th day of April in the year 2000 before me, the undersigned, personally appeared Peter S. Duncan, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is
(are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

                   [SEAL]
              MARIA E. SIERRA
      Notary Public State of New York       /s/ MARIA E. SIERRA
              No. 01SI4863288               ------------------------------------
        Qualified in New York County        Signature and Office of individual
       Commission Expires July 14, 2000     taking acknowledgement



STATE OF NEW YORK  )
                   ) SS.:
COUNTY OF NEW YORK )

     On the 4th day of April in the year 2000 before me, the undersigned, personally appeared Joseph S. Lesser, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is
(are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


                                            /s/ RUTH K. SOPKO
                                            ------------------------------------
                                            Signature and Office of individual
                                            taking acknowledgement

                                                          [SEAL]
                                                       RUTH K. SOPKO
                                             NOTARY PUBLIC, State of New York
                                                      No. 01SO4603211
                                               Qualified in New York County
                                             Commission Expires July 31, 2001

STATE OF NEW YORK  )
                   ) SS.:
COUNTY OF NEW YORK )

     On the 4th day of April, in the year 2000 before me the undersigned personally appeared J. Malcolm Morris, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity as Senior V.P. of ZD Inc., and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted executed the instrument.

/s/ EUGENE HOM                                           [SEAL]
----------------------------------                      EUGENE HOM
Signature and Office of individual           Notary Public, State of New York
taking acknowledgment                                 No. 01HO4929038
                                                Qualified in Queens County
                                           Certificate Filed in New York County
                                             Commission Expires June 25, 2000


STATE OF NEW YORK  )
                   ) SS.:
COUNTY OF NEW YORK )

     On the ____ day of ____, in the year ____ before me the undersigned personally appeared _____________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity as _____________ of Ziff Davis Publishing Inc., and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


----------------------------------
Signature and Office of individual
taking acknowledgment

     The undersigned acknowledges that it is the Guarantor of the Lease (as hereinabove defined) pursuant to that certain Guaranty dated May 4, 1998. For value received and in consideration of and as an inducement to the Landlord above-named to grant the foregoing Consent Agreement, the undersigned approves the foregoing and agrees to be bound by all of the terms, covenants, conditions, provisions and agreements of such Consent Agreement and the Agreement (as hereinabove defined), reaffirms its obligations under the Guaranty, as if fully set forth at length herein, which obligations shall not be deemed diminished by reason of the Assignment, the Consent Agreement or the Agreement and guarantees to Landlord and to its successors and assigns the full performance and observance of all covenants and undertakings by Assignor (as hereinabove defined) and Assignee (as hereinabove defined) under the Consent Agreement, except as otherwise provided in Paragraph 7 of the Consent Agreement.

                                 ZIFF-DAVIS INC.

                                 By:    /s/ THOMAS L. WRIGHT
                                        ----------------------------------------
                                 Name:  Thomas L. Wright
                                        ----------------------------------------
                                 Title: VP Treasurer
                                        ----------------------------------------
                                 Date:  April 4, 2000

STATE OF NEW YORK   )
                    ) SS.:
COUNTY OF NEW YORK  )

     On the 4th day of April in the year 2000 before me, the undersigned, personally appeared Thomas L. Wright, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is
(are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her their signatures on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

                  EUGENE HOM                /s/ EUGENE HOM
       Notary Public, State of New York     ------------------------------------
                No. 01HO492938              Signature and Office of individual
          Qualified in Queens County        taking acknowledgement
     Certificate Filed in New York County
       Commission Expires June 25, 2000